UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 22, 2009

Double Eagle Petroleum Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-6529	830214692
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 2200, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	3037948445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2009, Double Eagle Petroleum Co. (the "Company") signed the First Amendment to the Credit Agreement (the "Amendment") which amended the original Credit Agreement entered into by the Company on February 26, 2009 with various lenders, including Bank of Oklahoma N.A. as administrative agent. The Amendment provides for (i) the termination of the term loan provided for under the Credit Agreement, (ii) an increase in the borrowing base available under a revolving loan from $40 million up to $45 million and (iii) the addition of a funded debt (which generally includes outstanding debt and capital lease obligations? to EBITDAX Ratio covenant. As a result of the Amendment, the $3.5 million outstanding under the term loan was rolled into the revolving loan and is no longer due July 31, 2009.

The foregoing description does not purport to describe all material terms of the Amendment. For additional terms and conditions, please see the Amendment attached as Exhibit 10.1, incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent applicable, the information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On July 22, 2009, the Company issued a press release announcing that it had signed the First Amendment to the Credit Agreement. The press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit 10.1 First Amendment to Credit Agreement dated July 22, 2009 between Double Eagle Petroleum Co. and Bank of Oklahoma, N.A. et.al

Exhibit 99.1 Press release dated July 22, 2009

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 9.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double Eagle Petroleum Co.

July 22, 2009	By:	/s/ Kurtis Hooley

Name: Kurtis Hooley
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Credit Agreement
99.1	Press Release for First Amendment to Credit Agreement